                                                                          page 1

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                           4/1/2006 through 4/30/2006

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
   (A) Total Portfolio Balance                                                     $1,585,414,912.47
   (B) Total Securities Balance                                                    $1,585,414,912.47
   (C) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                 $383,000,000.00
       (ii)  Class A-1 Notes Percentage (C(i)/B)                                              24.16%
       (iii) Class A-1 Notes Rate                                                           1.23313%
       (iv)  Class A-1 Notes Accrual Basis                                                Actual/360
   (D) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                 $430,000,000.00
       (ii)  Class A-2 Notes Percentage (D(i)/B)                                              27.12%
       (iii) Class A-2 Notes Rate                                                             1.340%
       (iv)  Class A-2 Notes Accrual Basis                                                    30/360
   (E) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                 $428,000,000.00
       (ii)  Class A-3 Notes Percentage (E(i)/B)                                              27.00%
       (iii) Class A-3 Notes Rate                                                             1.690%
       (iv)  Class A-3 Notes Accrual Basis                                                    30/360
   (F) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                 $308,740,000.00
       (ii)  Class A-4 Notes Percentage (F(i)/B)                                              19.47%
       (iii) Class A-4 Notes Rate                                                             2.160%
       (iv)  Class A-4 Notes Accrual Basis                                                    30/360
   (G) Certificates
       (i)   Certificates Balance                                                     $35,674,912.47
       (ii)  Certificates Percentage (G(i)/B)                                                  2.25%
       (iii) Certificates Rate                                                                2.160%
       (iv)  Certificates Accrual Basis                                                       30/360
   (H) Servicing Fee Rate                                                                      1.00%
   (I) Portfolio Summary
       (i)   Weighted Average Coupon (WAC)                                                     5.16%
       (ii)  Weighted Average Original Maturity (WAOM)                                         58.18 months
       (iii) Weighted Average Remaining Maturity (WAM)                                         51.29 months
       (iv)  Number of Receivables                                                            98,208
   (J) Reserve Fund
       (i)   Reserve Account Initial Deposit Percentage                                        0.50%
       (ii)  Reserve Account Initial Deposit                                           $7,927,074.56
       (iii) Specified Reserve Account Percentage                                              0.75%
       (iv)  Specified Reserve Account Balance                                        $11,890,611.84
   (K) Yield Supplement Account Deposit                                                    $6,519.48

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
   (A) Total Portfolio Balance                                                       $276,652,504.25
   (B) Total Securities Balance                                                      $276,652,504.25
   (C) Cumulative Note and Certificate Pool Factor                                         0.1744985
   (D) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                           $0.00
       (ii)  Class A-1 Notes Pool Factor                                                   0.0000000
       (iii) Class A-1 Notes Interest Carryover
             Shortfall                                                                         $0.00
       (iv)  Class A-1 Notes Principal Carryover
             Shortfall                                                                         $0.00
   (E) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                           $0.00
       (ii)  Class A-2 Notes Pool Factor                                                   0.0000000
       (iii) Class A-2 Notes Interest Carryover
             Shortfall                                                                         $0.00
       (iv)  Class A-2 Notes Principal Carryover
             Shortfall                                                                         $0.00
   (F) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                           $0.00
       (ii)  Class A-3 Notes Pool Factor                                                   0.0000000
       (iii) Class A-3 Notes Interest Carryover
             Shortfall                                                                         $0.00
       (iv)  Class A-3 Notes Principal Carryover
             Shortfall                                                                         $0.00
   (G) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                 $267,387,990.36
       (ii)  Class A-4 Notes Pool Factor                                                   0.8660620
       (iii) Class A-4 Notes Interest Carryover
             Shortfall                                                                         $0.00
       (iv)  Class A-4 Notes Principal Carryover
             Shortfall                                                                         $0.00
   (H) Certificates
       (i)   Certificates Balance                                                      $9,264,513.89
       (ii)  Certificates Pool Factor                                                      0.2596927
       (iii) Certificates Interest Carryover
             Shortfall                                                                         $0.00
       (iv)  Certificates Principal Carryover
             Shortfall                                                                         $0.00
   (I) Servicing Fee
       (i)   Servicing Fee Shortfall                                                           $0.00

                                                                          page 2

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                           4/1/2006 through 4/30/2006

   (J) End of Prior Month Account Balances
       (i)   Reserve Account                                                          $11,890,611.84
       (ii)  Yield Supplement Account                                                        $428.44
       (iii) Payahead Account                                                                  $0.00
       (iv)  Advances Outstanding                                                        $138,901.44
   (K) Portfolio Summary as of End of Prior Month
       (i)   Weighted Average Coupon (WAC)                                                     4.92%
       (ii)  Weighted Average Remaining Maturity (WAM)                                  18.64 months
       (iii) Number of Receivables                                                            46,468
   (L) Note and Certificate Principal Distribution
       Percentages
       (i)   Note Percentage                                                                  97.03%
       (ii)  Certificate Percentage                                                            2.97%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
   (A) Precomputed Contracts Principal
       (i)   Scheduled Principal Collections                                                   $0.00
       (ii)  Prepayments in Full                                                               $0.00
       (iii) Prepayments in Full due to Repurchases                                            $0.00
   (B) Precomputed Contracts Collections                                                       $0.00
   (C) Precomputed Receivables Interest
       (B-A((i)+(ii)+(iii)))                                                                   $0.00
   (D) Simple Interest Receivables Principal
       (i)   Principal Collections                                                    $14,976,145.41
       (ii)  Prepayments in Full                                                       $5,264,223.55
       (iii) Repurchased Receivables Related
             to Principal                                                                      $0.00
   (E) Simple Interest Receivables Interest
       (i)   Simple Interest Collections                                               $1,077,227.02
   (F) Payment Advance for Precomputes
       (i)   Reimbursement of Previous Advances                                                $0.00
       (ii)  Current Advance Amount                                                            $0.00
   (G) Interest Advance for simple Interest - Net                                         $36,188.89
   (H) Payahead Account
       (i)   Payments Applied                                                                  $0.00
       (ii)  Additional Payaheads                                                              $0.00
   (I) Portfolio Summary as of End of Month
       (i)   Weighted Average Coupon (WAC)                                                     4.91%
       (ii)  Weighted Average Remaining Maturity
             (WAM)                                                                             17.78 months
       (iii) Remaining Number of Receivables                                                  45,192

   (J) Delinquent Receivables                           # Units           Dollar Amount
                                                     -------------    --------------------
       (i)   31-60 Days Delinquent                   1,610   3.56%    $9,466,212.41   3.69%
       (ii)  61-90 Days Delinquent                     370   0.82%    $2,240,805.61   0.87%
       (ii)  91 Days or More Delinquent                 89   0.20%      $672,173.26   0.26%
   (K) Vehicles Repossessed During Collection
       Period                                           12   0.03%       $77,582.57   0.03%
   (L) Total Repossessed Vehicles in Inventory          19   0.04%      $128,094.97   0.05%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
   (A) Collection Account Investment Income                                                    $0.00
   (B) Reserve Account Investment Income                                                  $46,361.20
   (C) Yield Supplement Account Investment Income                                              $1.79
   (D) Trust Fees Expense                                                                      $0.00
   (E) Aggregate Net Losses for Collection Period                                        (65,319.18)
   (F) Liquidated Receivables Information
       (i)   Gross Principal Balance on
             Liquidated Receivables                                                       172,626.96
       (ii)  Liquidation Proceeds                                                          50,746.95
       (ii)  Recoveries from Prior Month Charge Offs                                      187,199.19
   (G) Days in Accrual Period                                                                     31
   (H) Deal age                                                                                   36

                                         MONTHLY COLLECTIONS
                                         -------------------

V. INTEREST COLLECTIONS
-----------------------
   (A) Total Interest Collections
       (III(C)+E(i)-F(i)+F(ii)+G)                                                      $1,113,415.91

VI. PRINCIPAL COLLECTIONS
-------------------------
   (A) Principal Payments Received
       (III(A((i)+(ii))+(D(i)+(ii)))                                                  $20,240,368.96
   (B) Liquidation Proceeds (IV(F(i)))                                                     50,746.95
   (C) Repurchased Loan Proceeds Related to Principal
       (III(A(iii)+D(iii)))                                                                     0.00
   (D) Recoveries from Prior Month Charge Offs
       (IV(F(ii)))                                                                        187,199.19
                                                                                   -----------------
   (E) Total Principal Collections (A+B+C+D)                                          $20,478,315.10

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                            $21,591,731.01
----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                $42.85
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                 $21,591,773.86
-------------------------------------

                                                                          page 3

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                           4/1/2006 through 4/30/2006

                                        MONTHLY DISTRIBUTIONS
                                        ---------------------

X. FEE DISTRIBUTIONS
--------------------
   (A) Servicing Fee
       (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                               $230,543.75
       (ii)  Servicing Fee Paid ($ 0.15 per $1,000 original
             principal amount)                                                            230,543.75
                                                                                   -----------------
       (iii) Servicing Fee Shortfall                                                           $0.00
   (B) Reserve Account Investment Income (IV(B))                                          $46,361.20
   (C) Yield Supplement Account Investment Income (IV(C))                                      $0.00
   (D) Trust Fees Expense (IV(D))                                                              $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
   (A) Interest
       (i)   Class A-1 Notes
             (a) Class A-1 Notes Interest Due                                                  $0.00
             (b) Class A-1 Notes Interest Paid                                                  0.00
                                                                                   -----------------
             (c) Class A-1 Notes Interest Shortfall                                            $0.00
       (ii)  Class A-2 Notes
             (a) Class A-2 Notes Interest Due                                                  $0.00
             (b) Class A-2 Notes Interest Paid                                                  0.00
                                                                                   -----------------
             (c) Class A-2 Notes Interest Shortfall                                            $0.00
       (iii) Class A-3 Notes
             (a) Class A-3 Notes Interest Due                                                  $0.00
             (b) Class A-3 Notes Interest Paid                                                  0.00
                                                                                   -----------------
             (c) Class A-3 Notes Interest Shortfall                                            $0.00
       (iv)  Class A-4 Notes
             (a) Class A-4 Notes Interest Due                                            $481,298.38
             (b) Class A-4 Notes Interest Paid                                            481,298.38
                                                                                   -----------------
             (c) Class A-4 Notes Interest Shortfall                                            $0.00
       (v)   Total Note Interest
             (a) Total Note Interest Due                                                 $481,298.38
             (b) Total Note Interest Paid                                                 481,298.38
                                                                                   -----------------
             (c) Total Note Interest Shortfall                                                 $0.00
             (d) Reserve Account Withdrawal for Note Interest                                  $0.00
Amount available for distributions after Fees & Interest
   (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                    $20,879,931.73
   (B) Principal
       (i)   Noteholders' Principal Distribution Amounts                              $19,806,729.94
       (ii)  Class A-1 Notes Principal
             (a) Class A-1 Notes Principal Due                                                 $0.00
             (b) Class A-1 Notes Principal Paid                                                 0.00
                                                                                   -----------------
             (c) Class A-1 Notes Principal Shortfall                                           $0.00
             (d) Reserve Account Withdrawal                                                    $0.00
       (iii) Class A-2 Notes Principal
             (a) Class A-2 Notes Principal Due                                                 $0.00
             (b) Class A-2 Notes Principal Paid                                                 0.00
                                                                                   -----------------
             (c) Class A-2 Notes Principal Shortfall                                           $0.00
             (d) Reserve Account Withdrawal                                                    $0.00
       (iv)  Class A-3 Notes Principal
             (a) Class A-3 Notes Principal Due                                                 $0.00
             (b) Class A-3 Notes Principal Paid                                                 0.00
                                                                                   -----------------
             (c) Class A-3 Notes Principal Shortfall                                           $0.00
             (d) Reserve Account Withdrawal                                                    $0.00
       (v)   Class A-4 Notes Principal
             (a) Class A-4 Notes Principal Due                                        $19,806,729.94
             (b) Class A-4 Notes Principal Paid                                        19,806,729.94
                                                                                   -----------------
             (c) Class A-4 Notes Principal Shortfall                                           $0.00
             (d) Reserve Account Withdrawal                                                    $0.00
       (vi)  Total Notes Principal
             (a) Total Notes Principal Due                                             19,806,729.94
             (b) Total Notes Principal Paid                                            19,806,729.94
                                                                                   -----------------
             (c) Total Notes Principal Shortfall                                               $0.00
             (d) Reserve Account Withdrawal                                                    $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
   Amount available for deposit into reserve account                                   $1,073,201.79
   Amount deposited into reserve account                                                        0.00
   Excess Amount Released from Reserve Account                                                  0.00
                                                                                   -----------------
   Excess funds available to Certificateholders                                         1,073,201.79
                                                                                   -----------------

                                                                          page 4

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                           4/1/2006 through 4/30/2006

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
   (A) Interest
       (i)   Certificate Monthly Interest Due                                             $16,676.13
       (ii)  Certificate Interest Shortfall Beginning Balance                                  $0.00
                                                                                   -----------------
       (iii) Total Certificate Interest Due                                               $16,676.13
       (iv)  Certificate Interest Paid                                                     16,676.13
                                                                                   -----------------
       (v)   Certificate Interest Shortfall Ending Balance                                     $0.00
   (B) Principal
       (i)   Certificate Monthly Principal Due                                           $606,265.98
       (ii)  Certificate Principal Shortfall Beginning Balance                                 $0.00
                                                                                   -----------------
       (iii) Total Certificate Principal Due                                             $606,265.98
       (iv)  Certificate Principal Paid                                                   606,265.98
                                                                                   -----------------
       (v)   Certificate Principal Shortfall Ending Balance                                    $0.00
   (C) Release to Seller                                                                 $450,259.68

                                        DISTRIBUTIONS SUMMARY
                                        ---------------------

   (A) Total Collections                                                              $21,591,773.86
   (B) Service Fee                                                                       $230,543.75
   (C) Trustee Fees                                                                             0.00
   (D) Class A1 Amount                                                                         $0.00
   (E) Class A2 Amount                                                                         $0.00
   (F) Class A3 Amount                                                                         $0.00
   (G) Class A4 Amount                                                                $20,288,028.32
   (H) Amount Deposited into Reserve Account                                                   $0.00
   (I) Certificateholders                                                                $622,942.11
   (J) Release to seller                                                                 $450,259.68
   (K) Total amount distributed                                                       $21,591,773.86
   (L) Amount of Draw from Reserve Account                                                      0.00
   (M) Excess Amount Released from Reserve Account                                              0.00

                                   DISTRIBUTION TO SECURITYHOLDERS
                                   -------------------------------

   Note Interest Distribution Amount                                                     $481,298.38
       Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes:   ($ 1.56 per $1,000 original principal amount)

   Note Principal Distribution Amount                                                  19,806,729.94
       Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes:   ($ 64.15 per $1,000 original principal amount)

   Note Interest Carryover Shortfall                                                            0.00
       Change from immediately preceding Payment Date                                           0.00
       Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes:   ($ 0.00 per $1,000 original principal amount)

   Note Principal Carryover Shortfall                                                           0.00
       Change from immediately preceding Payment Date                                           0.00
       Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes:   ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes:   ($ 0.00 per $1,000 original principal amount)

   Certificate Interest Distribution Amount                                                16,676.13
                          ($ 0.47 per $1,000 original principal amount)

   Certificate Principal Distribution Amount                                              606,265.98
                          ($ 16.99 per $1,000 original principal amount)

   Certificate Interest Carryover Shortfall                                                     0.00
       Change from immediately preceding Payment Date                                           0.00

   Certificate Principal Carryover Shortfall                                                    0.00
       Change from immediately preceding Payment Date                                           0.00

                                                                          page 5

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                           4/1/2006 through 4/30/2006

                                   PORTFOLIO AND SECURITY SUMMARY
                                   ------------------------------

                                                            Beginning                    End
                                                            of Period                 of Period
                                                         ---------------           -----------------
XIV. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
   (A) Balances and Principal Factors
       (i)    Aggregate Balance of Notes                 $267,387,990.36             $247,581,260.42
       (ii)   Note Pool Factor                                 0.1725373                   0.1597566
       (iii)  Class A-1 Notes Balance                               0.00                        0.00
       (iv)   Class A-1 Notes Pool Factor                      0.0000000                   0.0000000
       (v)    Class A-2 Notes Balance                               0.00                        0.00
       (vi)   Class A-2 Notes Pool Factor                      0.0000000                   0.0000000
       (vii)  Class A-3 Notes Balance                               0.00                        0.00
       (viii) Class A-3 Notes Pool Factor                      0.0000000                   0.0000000
       (ix)   Class A-4 Notes Balance                     267,387,990.36              247,581,260.42
       (x)    Class A-4 Notes Pool Factor                      0.8660620                   0.8019086
       (xi)   Certificates Balance                          9,264,513.89                8,658,247.91
       (xii)  Certificates Pool Factor                         0.2596927                   0.2426985
       (xiii) Total Principal Balance of Notes and
              Certificates                                276,652,504.25              256,239,508.33
   (B) Portfolio Information
       (i)    Weighted Average Coupon (WAC)                         4.92%                       4.91%
       (ii)   Weighted Average Remaining Maturity (WAM)            18.64 months                17.78 months
       (iii)  Remaining Number of Receivables                     46,468                      45,192
       (iv)   Portfolio Receivable Balance               $276,652,504.25             $256,239,508.33
   (C) Outstanding Advance Amount                            $138,901.44                 $175,090.33
   (D) Outstanding Payahead Balance                                $0.00                       $0.00

                                         SUMMARY OF ACCOUNTS
                                         -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
   (A) Beginning Reserve Account Balance                                              $11,890,611.84
   (B) Draws                                                                                    0.00
       (i)    Draw for Servicing Fee                                                            0.00
       (ii)   Draw for Interest                                                                 0.00
       (iii)  Draw for Realized Losses                                                          0.00
   (C) Excess Interest Deposited into the Reserve Account                                       0.00
   (D) Reserve Account Balance Prior to Release                                        11,890,611.84
   (E) Reserve Account Required Amount                                                 11,890,611.84
   (F) Final Reserve Account Required Amount                                           11,890,611.84
   (G) Excess Reserve Account Amount                                                            0.00
   (H) Ending Reserve Account Balance                                                  11,890,611.84

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
   (A) Beginning Yield Supplement Account Balance                                             428.44
   (B) Investment Earnings                                                                      1.79
   (C) Investment Earnings Withdraw                                                             0.00
   (D) Additional Yield Supplement Amounts                                                      0.00
   (E) Yield Supplement Deposit Amount                                                         42.85
                                                                                   -----------------
   (F) Ending Yield Supplement Account Balance                                                387.38

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
   (A) Liquidated Contracts
       (i)    Liquidation Proceeds                                                        $50,746.95
       (ii)   Recoveries on Previously Liquidated Contracts                               187,199.19
   (B) Aggregate Net Losses for Collection Period                                         (65,319.18)
   (C) Net Loss Rate for Collection Period (annualized)                                        -0.29%
   (D) Cumulative Net Losses for all Periods                                            7,139,931.96
   (E) Delinquent Receivables                                   # Units          Dollar Amount
                                                             -------------   ---------------------
       (i)    30-59 Days Delinquent                          1,610   3.56%   $9,466,212.41   3.69%
       (ii)   60-89 Days Delinquent                            370   0.82%   $2,240,805.61   0.87%
       (ii)   90 Days or More Delinquent                        89   0.20%     $672,173.26   0.26%

XVIII. REPOSSESSION ACTIVITY                                    # Units          Dollar Amount
----------------------------                                 -------------   ---------------------
   (A) Vehicles Repossessed During Collection Period            12   0.03%      $77,582.57   0.03%
   (B) Total Repossessed Vehicles in Inventory                  19   0.04%     $128,094.97   0.05%

                                                                          page 6

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                           4/1/2006 through 4/30/2006

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
   (A) Ratio of Net Losses to the Pool Balance as of
       Each Collection Period
       (i)   Second Preceding Collection Period                                                -0.51%
       (ii)  Preceding Collection Period                                                       -0.93%
       (iii) Current Collection Period                                                         -0.29%
       (iv)  Three Month Average (Avg(i,ii,iii))                                               -0.58%
   (B) Ratio of Balance of Contracts Delinquent 61 Days or
       More to the Outstanding Balance of Receivables.
       (i)   Second Preceding Collection Period                                                 1.10%
       (ii)  Preceding Collection Period                                                        0.94%
       (iii) Current Collection Period                                                          1.06%
       (iv)  Three Month Average (Avg(i,ii,iii))                                                1.03%

   (C) Loss and Delinquency Trigger Indicator                                   Trigger was not hit.

I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

/s/ Paul C. Honda
---------------------------------------
Paul C. Honda
Assistant Vice President